EXHIBIT 99.2
                                                                   ------------



TABLE OF CONTENTS



FINANCIAL STATEMENTS:

    Balance Sheets.........................................................    1

    Statements of Income and Members' Equity...............................    2

    Statements of Cash Flows...............................................    3

    Notes to Financial Statements..........................................  4-7

                                  SPECTAL, LLC

                            UNAUDITED BALANCE SHEETS


----------------------------------------- ----------------      ---------------
SEPTEMBER 30                                    2006                  2005
----------------------------------------- ----------------      ---------------
ASSETS

CURRENT ASSETS:
   Cash and cash equivalents              $      6,272,765      $      5,643,356
   Accounts receivable                           7,811,198             5,604,185
   Employee receivable                               6,262                13,509
   Prepaid expenses                                193,159               156,051
                                          ----------------      ----------------
Total current assets                            14,283,384            11,417,101

PROPERTY AND EQUIPMENT, NET                         84,601                81,367

OTHER ASSETS:
   Security deposit                                 16,664                16,664
                                          ----------------      ----------------
TOTAL ASSETS                              $     14,384,649      $    $11,515,132
                                          ================      ================

LIABILITIES AND MEMBERS' EQUITY

CURRENT LIABILITIES:
   Accounts payable                       $        351,312      $        238,491
   Accrued vacation                                705,502               373,338
   Accrued bonuses                               1,645,444               642,233
   Accrued payroll and payroll taxes             2,049,614             1,267,744
   Accrued retirement contribution               2,077,024               895,005
   Accrued expenses - other                         75,000                     -
                                          ----------------      ----------------
Total current liabilities                        6,903,896             3,416,811

COMMITMENTS

MEMBERS' EQUITY                                  7,480,753             8,098,321
                                          ----------------      ----------------
TOTAL LIABILITIES AND MEMBERS' EQUITY     $     14,384,649      $     11,515,132
                                          ================      ================




                             See Accompanying Notes

                                  SPECTAL, LLC

               UNAUDITED STATEMENTS OF INCOME AND MEMBERS' EQUITY


------------------------------------------- --------------     --------------
FOR THE NINE MONTHS ENDED SEPTEMBER 30           2006               2005
------------------------------------------- --------------     --------------


CONTRACT REVENUE                             $ 42,838,838       $ 29,844,489
                                             ------------       ------------
DIRECT COSTS:
   Direct labor                                21,552,176         15,641,355
   Other direct costs                           2,230,979            387,480
   Other compensation and payroll expenses      3,791,126          1,966,621
                                             ------------       ------------
Total direct costs                             27,574,281         17,995,456
                                             ------------       ------------

GROSS PROFIT                                   15,264,557         11,849,033
                                             ------------       ------------

GENERAL AND ADMINISTRATIVE EXPENSES:
   Auto                                            21,702             21,327
   Bad debt                                            --              2,533
   Credit card fees                                   460                536
   Conferences and meetings                         5,057              4,983
   Contributions                                      225              1,000
   Depreciation                                     6,929              5,962
   Employee benefits                               35,991              5,511
   Insurance                                      771,630            708,018
   Lease                                           22,143              6,877
   Licenses, permits, and other taxes             106,430                121
   Meals and entertainment                         28,097             13,199
   Miscellaneous                                    9,574              7,174
   Office                                          94,740             76,642
   Outside services                               109,270             39,555
   Payroll taxes                                  322,653            189,336
   Professional fees                              101,806             89,072
   Rent                                           161,808            153,471
   Repairs and maintenance                             --                 90
   Retirement plan                                296,146            125,301
   Salaries and wages                           5,539,470          3,941,635
   Taxes - other                                    4,078             28,040
   Telecommunication                               29,992             39,760
   Training                                        28,608              4,623
                                             ------------       ------------
Total general and administrative expenses       7,696,809          5,464,766
                                             ------------       ------------

INCOME FROM OPERATIONS                          7,567,748          6,384,267
                                             ------------       ------------

OTHER INCOME (EXPENSE):
   Interest income                                    197                182
   Interest expense                                (2,236)              (293)
                                             ------------       ------------
Total other expense                                (2,039)              (111)
                                             ------------       ------------

NET INCOME                                      7,565,709          6,384,156


Members' equity - beginning                     7,331,036          5,184,047
Distributions                                  (7,415,992)        (3,469,882)
                                             ------------       ------------
MEMBERS' EQUITY - ENDING                     $  7,480,753       $  8,098,321
                                             ============       ============



                             See Accompanying Notes

                                  SPECTAL, LLC

                       UNAUDITED STATEMENTS OF CASH FLOWS

--------------------------------------------------------- ------------------- -------------------
FOR THE NINE MONTHS ENDED SEPTEMBER 30                           2006                2005
--------------------------------------------------------- ------------------- -------------------

CASH FLOWS FROM OPERATING ACTIVITIES:
   Net income                                             $       7,565,709   $       6,384,156
   Adjustments to reconcile net income to net
     cash provided by operating activities:
        Depreciation expense                                          6,929               5,962
        (Increase) decrease in:
         Accounts receivable                                     (2,665,075)         (1,596,996)
         Employee receivable                                         (3,562)            (12,509)
         Prepaid expenses                                           (66,070)            (75,762)
        Increase (decrease) in:
         Accounts payable                                           126,218             130,882
         Accrued expenses                                         2,012,445           1,238,291
                                                          -----------------   -----------------
NET CASH PROVIDED BY OPERATING ACTIVITIES                         6,976,594           6,074,024

CASH FLOWS FROM INVESTING ACTIVITIES:
   Purchases of property and equipment                               (9,667)            (36,165)

CASH FLOWS FROM FINANCING ACTIVITIES:
   Distributions                                                 (7,415,992)         (3,469,882)
                                                          -----------------   -----------------

Net increase (decrease) in cash and cash equivalents               (449,065)          2,567,977
Cash and cash equivalents - beginning                             6,721,830           3,075,379
                                                          -----------------   -----------------
CASH AND CASH EQUIVALENTS - ENDING                        $       6,272,765   $       5,643,356
                                                          =================   =================

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:

   Cash paid during the year for:
    Interest                                              $           2,236   $             293
    Income taxes                                                         --                  --






                             See Accompanying Notes

                                  SPECTAL, LLC

                     NOTES TO UNAUDITED FINANCIAL STATEMENTS


--------------------------------------------------------------------------------
SEPTEMBER 30, 2006 AND 2005
--------------------------------------------------------------------------------


NOTE 1:    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

           Organization - SpecTal, LLC was formed on May 28, 1999. The Company provides comprehensive security and intelligence consulting services to government agencies and private industry. The Company creates, develops, and executes customized programs allowing customers to achieve desired solutions.

           Basis of presentation - The Company's policy is to prepare its financial statements on the accrual basis of accounting in accordance with the accounting principles generally accepted in the United States of America, whereby revenue is recognized when earned and expenses are recognized in the period in which they are considered to have been incurred.

           Cash and cash equivalents - The Company considers cash in banks and all highly liquid investments that have original maturities of three months or less, when purchased, to be cash equivalents. As of September 30, 2006 and 2005, the Company's cash and cash equivalents were deposited primarily in one financial institution.

           Accounts receivable - The Company uses the allowance method to account for uncollectible accounts receivable. At September 30, 2006 and 2005, there were no provisions for doubtful accounts, as management believes all receivables to be collectible based on past experience.

           Property and equipment - Property and equipment are recorded at cost. Depreciation is computed using the straight-line method over the estimated useful lives ranging from 3 to 7 years. Leasehold improvements are amortized over the lesser of the estimated useful life of the asset or the lease term. Expenditures for major additions and improvements are capitalized and minor replacements, maintenance, and repairs are expensed as incurred.

           Income taxes - The Company, with the consent of its members, has elected under the Internal Revenue Code to be treated as an association and taxed as an S Corporation. The members of an S Corporation are taxed on their proportionate share of the Company's taxable income. Therefore, no provision or liability for federal or state income taxes has been included in the financial statements since taxable income or loss flows through to, and is reportable by, the individual members.

                                  SPECTAL, LLC

                     NOTES TO UNAUDITED FINANCIAL STATEMENTS


--------------------------------------------------------------------------------
SEPTEMBER 30, 2006 AND 2005
--------------------------------------------------------------------------------


NOTE 1:    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES: (continued)

           Use of estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.



NOTE 2:    ACCOUNTS RECEIVABLE:

           Accounts receivable consists of billed and unbilled accounts with government customers. At September 30, 2006 and 2005, the composition of accounts receivable was:

                                                         2006          2005
                                                     ------------   -----------
                Accounts receivable - billed         $  7,658,446   $ 5,288,421
                Accounts receivable - unbilled            152,752       315,764
                                                     ------------   -----------
                Total accounts receivable            $  7,811,198   $ 5,604,185
                                                     ============   ===========



NOTE 3:    PROPERTY AND EQUIPMENT:

           Property and equipment consists of the following as of September 30, 2006 and 2005:

                                                         2006          2005
                                                     ------------   -----------
                Office furniture and equipment       $     91,821   $    82,154
                Leasehold improvements                     24,897        22,413
                                                     ------------   -----------
                                                          116,718       104,567
                Less: accumulated depreciation            (32,117)      (23,200)
                                                     ------------   -----------
                Total property and equipment         $     84,601   $    81,367
                                                     ============   ===========



NOTE 4:    COMMITMENTS:

           The Company leases office space in Reston, Virginia under a five year lease, which commenced on March 26, 2004. The lease calls for monthly base rent of $17,163 with an annual increase of 3% throughout the lease term.

           As of September 30, 2006, the Company leases one automobile under a lease agreement that expires in June 2007 and requires monthly payments of $837. The lease agreements for two additional automobiles expired in March 2006.

                                  SPECTAL, LLC

                     NOTES TO UNAUDITED FINANCIAL STATEMENTS


--------------------------------------------------------------------------------
SEPTEMBER 30, 2006 AND 2005
--------------------------------------------------------------------------------


NOTE 4:    COMMITMENTS: (continued)

           The Company leases a copier under an agreement that expires in November 2009. The monthly payment under this lease is $232.

           The Company leases a telephone system under an agreement that expires in February 2009. The monthly payment under this lease is $670.

           Rent expense under all leases for the nine months ended September 30, 2006 and 2005 was $161,808 and $153,471, respectively.

           Future minimum lease payments required for the periods ending December 31 under these leases at September 30, 2006 are as follows:

               December 31, 2006               $      58,252
                            2007                     233,514
                            2008                     235,885
                            2009                      61,848
                                               -------------
                                               $     589,499
                                               =============


NOTE 5:    RETIREMENT PLAN:

           The Company maintains a defined contribution 401(k) plan covering substantially all full time employees. Under the plan, the Company may, at its discretion, make matching contributions as a percentage of the employee contributions. Matching contributions were $296,146 and $125,301 for the nine months ended September 30, 2006 and 2005, respectively.



NOTE 6:    RELATED PARTY TRANSACTIONS:

           A company that is owned by a member performs information technology services for SpecTal, LLC. For the nine months ended September 30, 2006 and 2005, total costs of $40,310 and $26,977 were incurred.



NOTE 7:    ECONOMIC DEPENDENCY

           For the nine months ended September 30, 2006 and 2005, the Company derived 100% of its revenues from contracts with the United States federal government.

                                  SPECTAL, LLC

                     NOTES TO UNAUDITED FINANCIAL STATEMENTS


--------------------------------------------------------------------------------
SEPTEMBER 30, 2006 AND 2005
--------------------------------------------------------------------------------


NOTE 8:    CONCENTRATION OF CREDIT RISK:

           The Company maintains its cash balance at a financial institution in the Washington, DC metropolitan area. At various times during the year, the account balance at this institution may exceed the Federal Deposit Insurance Corporation limit of $100,000. Management regularly monitors the financial condition of the financial institution, along with its balances in the cash account and tries to keep these potential risks to a minimum. In the opinion of management, this does not represent an unusual risk.



NOTE 9:    CONTRACT BACKLOG:

           Contract backlog comprises the following:

           Funded                         $  11,678,000
           Unfunded                         120,763,000
                                          -------------
                                          $ 132,441,000
                                          =============



NOTE 10:   SUBSEQUENT EVENT:

           During October 2006, the owners of the Company contributed all of their membership interests into a newly formed entity, TalSpec Holdings, LLC ("TalSpec"), in exchange for equivalent ownership interests in TalSpec. On October 19, 2006, TalSpec sold 100% of its ownership interest in the Company to L-1 Identity Solutions, Inc.